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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 29, 1998
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                         STEVEN MYERS & ASSOCIATES, INC.
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              (Exact name of registrant a specified in its Charter)


         California                      0-23585                33-0080929
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)


   4695 MacArthur Court, Eighth Floor, Newport Beach, California        92660
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                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code    (714) 975-1550
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On May 29, 1998, Steven Myers & Associates, Inc. ("SM&A") acquired Space Applications Corporation ("SAC"), a California corporation, in a reverse-triangular merger (the "Acquisition"). The Acquisition was achieved pursuant to an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated May 18, 1998, by and among SM&A, SAC, SAC Acquisition, Inc. ("Sub"), a California corporation, a wholly-owned subsidiary of SM&A, and Roger
H. Skinner, an individual. Pursuant to the Merger Agreement, Sub was merged with and into SAC, with SAC surviving as a wholly-owned subsidiary of SM&A. In connection with the Acquisition, the shareholders of SAC received an aggregate of 819,743 shares of SM&A Common stock on a pro rata basis as set forth in the Merger Agreement. In determining the aggregate purchase price for SAC, SM&A took into account the value of companies of similar industry and size to SAC, comparable transactions, and the market for such companies generally.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of SAC. Financial statements of SAC and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by SM&A as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the filing of this Current Report on Form 8-K.

        (b) Pro Forma Financial Information. The pro forma financial statements of SM&A required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by SM&A as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the filing of this Current Report on Form 8-K.

        (c)    Exhibits.

              2 Agreement and Plan of Reorganization and Merger, dated May 18, 1998, by and among Steven Myers & Associates, Inc., Space Application Corporation, and Roger H. Skinner, and certain exhibits.

             99.1  Text of Press Release dated May 18, 1998.




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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 1998                 STEVEN MYERS & ASSOCIATES, INC.


                                    By:  /S/ RONALD A. HUNN
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                                         Ronald A. Hunn, Chief Financial Officer








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                                INDEX TO EXHIBITS


 2 Agreement and Plan of Reorganization and Merger, dated May 18, 1998, by and among Steven Myers & Associates, Inc., SAC Acquisition, Inc., Space Applications Corporation, and Roger H. Skinner, and certain exhibits.

99.1  Text of Press Release dated May 18, 1998.





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